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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
                      Date of Report       June 25, 2001
                                    ---------------------

                           FARMERS NATIONAL BANC CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
            OHIO                                  2-80339                         34-1371693
(STATE OR OTHER JURISDICTION OF                                                (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)            (COMMISSION FILE NUMBER)           IDENTIFICATION NUMBER)
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                              20 SOUTH BROAD STREET
                               CANFIELD, OH 44406
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                  (330)533-3341
               (REGISTRANTS TELEPHONE NUMBER, INCLUDING AREA CODE)


                                    COPY TO:

                               CHARLES D. NIEHAUS
                           BISCHOFF, KENNEY & NIEHAUS
                               5630 N. MAIN STREET
                              SYLVANIA, OHIO 43560
                   (419) 882-0594; E-MAIL: cniehaus@bknlaw.com






                                    FORM 8-K



         Paragraph 5.  Other events

         On June 12, 2001, Farmers National Banc Corp. (the "Registrant") announced that its Board of Directors has reinstated the Registrant's stock repurchase program. Under the stock repurchase program, the Registrant is authorized to repurchase shares of its outstanding common stock in the open market or in privately negotiated transactions at appropriate times to allow it to enhance the value of its stock for shareholders and to manage its capital. The Registrant's stock repurchase program was previously suspended by the Registrant's Board of Directors in contemplation of the merger of Security Financial Corp. with and into the Registrant, which was consummated on November 30, 2000. A copy of the Press Release announcing the reinstatement of the Stock Repurchase Program is attached hereto as Exhibit 99.


                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FARMERS NATIONAL BANC CORP.


Dated:   June 25, 2001                  By:  /s/   Frank L. Paden
       ----------------------               -----------------------------------
                                        Frank L. Paden, President and Secretary